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                                                                    EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 13, 1998, with respect to the financial statements of GTE Mobilnet of South Texas Limited Partnership for the years ended December 31, 1997 and 1996, into this registration statement on Form S-4.

                                        Arthur Andersen LLP

Atlanta, Georgia
May 6, 1998